[LOGO] WENTWORTH CAPITAL CORPORATION                               Loan No. 5883

                    LOAN AND SECURITY AGREEMENT (EQUIPMENT)

Loan and Security Agreement entered into as of the 7th day of December, 1995 (the "Agreement") by and between WENTWORTH CAPITAL CORPORATION, a New Hampshire corporation with its principal offices at One Harbour Place, Portsmouth, NH 03801 ("Lender") and ULTRA PAC, INC. a Minnesota corporation with its principal office at 21925 and 22051 Industrial Blvd., Rogers, MN 55374-9474 ("Borrower").

WHEREAS, Borrower desires to obtain a secured loan from Lender to finance its acquisition of equipment (and/or to refinance existing equipment); and

WHEREAS, Lender is agreeable to making a secured loan to Borrower on the terms and conditions contained in this Loan and Security Agreement.

NOW, THEREFORE, in consideration of the foregoing recitals and the parties' mutual agreements below set forth, Borrower and Lender agree as follows:

1. THE LOAN AND LOAN REPAYMENT. As requested by Borrower, Lender agrees to lend to Borrower the sum of Seven Hundred Three Thousand Three Hundred and 00/100 ($703,300.00) Dollars ("Loan"). Borrower agrees to repay the Loan in successive installments (which installment payments are inclusive of interest) as set forth in the following Schedule:

                                    SCHEDULE

ADVANCE PAYMENT      NUMBER OF INSTALLMENTS (Exclusive of    PERIODIC INSTALLMENT PAYMENT AMOUNT
                     Advance Payment) AND PAYMENT PERIOD                 PER PERIOD

  $35,706.54          46   Monthly Payments                             $ 17,853.27
                      __   Quarterly Payments


Commencement Date: _______________ Security Deposit (if any): _______________

Equipment Location (if other than above address of Borrower): __________________

________________________________________________________________________________

Special Provisions (if any): ___________________________________________________

________________________________________________________________________________

The Advance Payment, if any, shall be due and payable upon execution of this Agreement. The first periodic installment payment (after excluding the Advance Payment, if any) shall be due on the first (1st) day of the month following the advance of the Loan proceeds by Lender and Borrower authorizes Lender to insert such date above as the Commencement Date. The remaining periodic installment payments shall be due and payable on the same day of each successive month (or quarter, if quarterly payments are provided for above). However, the parties may select another Commencement Date by noting the same in the above Special Provisions section or by a separate writing signed by Lender and Borrower in which case the first periodic installment payment shall be due on such date. Unless otherwise specifically provided for in this Agreement, the Loan may not be prepaid.

2. UNCONDITIONAL OBLIGATION TO PAY, LATE PAYMENTS, ETC. All payments due hereunder shall be paid to Lender or its assigns without notice or demand and without abatement, offset, defense or counterclaim, at Lender's principal office shown above, or such other place as Lender or its assignee may designate in writing to Borrower. Borrower's obligation to pay the installments and other payments due hereunder shall be absolute and unconditional and shall not be affected by reason of (i) any defect in, lack of fitness for use of, damage to, loss of possession or use of or destruction of, all or any of the Equipment (as defined below) securing Borrower's obligations, (ii) the prohibition or other restriction against Borrower's use of said Equipment or (iii) for any other cause, it being the agreement of the parties that the Loan and any other amount payable by Borrower hereunder shall continue to be payable in all events in the manner and at the times provided in this Agreement.

The Loan shall become immediately due and payable in its entirety upon the occurrence of any Event of Default (as defined below). If any periodic installment payment or other payment is more than five (5) days late, Lender may, at its election, and subject to prior exercise of its right of acceleration, accept the payment in arrears and Borrower shall pay, as liquidated damages, a late charge equal to two (2%) percent per month on each defaulted payment from the due date thereof. In no event shall any amount payable to Lender as interest, including any sum held by a Court of competent jurisdiction to be "interest" under applicable law, exceed, with respect to any period of time, the highest rate of interest permitted by applicable law. Any amount received by Lender determined to be in excess of the highest rate of interest receivable by Lender, shall be refunded to Borrower

3. SECURITY INTEREST. To secure payment when due (at maturity, by acceleration or otherwise) of the Loan, any interim fundings against the Loan and any additional or future advances, renewals, extensions and replacements thereto and any and all other present and future obligations of Borrower to Lender, whether direct or contingent or joint and several, Borrower hereby conveys, assigns, and grants to Lender a continuing security interest in and to (i) the equipment described in the annexed Schedule A including all present and future additions, attachments, replacements, accessions and accessories thereto (the "Equipment"), and all substitutions and proceeds thereof including all proceeds of insurance thereon, xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx all of the above, collectively, the "Collateral".

   BORROWER GRANTS LENDER THE AUTHORITY TO FILE THIS AGREEMENT OR A CARBON, PHOTOGRAPHIC OR OTHER REPRODUCTION THEREOF AS A FINANCING STATEMENT UNDER THE UNIFORM COMMERCIAL CODE WITH RESPECT TO ALL SECURITY INTERESTS CREATED HEREBY.

4. FINANCING AGREEMENT. THIS AGREEMENT IS SOLELY A FINANCING AGREEMENT. BORROWER ACKNOWLEDGES THAT THE EQUIPMENT HAS BEEN OR WILL BE SELECTED AND ACQUIRED
SOLELY BY BORROWER AND THAT LENDER HAS NOT AND DOES NOT MAKE ANY WARRANTY WITH RESPECT TO ITS CONDITION, MERCHANTABILITY, SUITABILITY, CAPACITY OR FITNESS FOR ANY PARTICULAR PURPOSE.

5. REPRESENTATIONS AND WARRANTIES. Borrower warrants, represents and agrees as follows (i) Borrower has full power and authority to execute, deliver and perform its obligations under this Agreement; (ii) the execution and delivery of this Agreement has been authorized by all requisite corporate (or partnership) action; (iii) the execution, delivery and performance of this Agreement do not and will not constitute a breach, default or violation of or under Borrower's articles of incorporation, by laws (partnership agreement) or any other agreement, law, order, lease, judgment or injunction to which it is a party or may be bound; (iv) the Equipment is (or, on the Commencement Date, will be) lawfully owned by Borrower, free and clear of all liens, encumbrances and security interests and Borrower will warrant and defend title thereto against all claims; (v) Borrower has not granted and will not grant to any one other than Lender a security interest in the Equipment and no Financing Statement or other instrument affecting the Equipment nor rights therein, bearing the signature of, or otherwise authorized by, Borrower is on file in any public office; (vi) the equipment shall at all times remain personal property and be retained in Borrower's possession at its principal address set forth above (or, if so indicated, at the Equipment Location set forth above); (vii) the equipment shall be used for business purposes; and (viii) if the Equipment is attached to real estate or if it is or may become subject to a prior interest in favor of a party having any interest in the real estate, Borrower will, on Lender's demand, furnish Lender with a writing by which any and all parties having such prior interest waive or subordinate their rights and priorities to, or in favor of, Lender's security interest provided herein.

6. INSURANCE. Borrower shall, at its sole cost and expense, procure and maintain, so long as Borrower is indebted to Lender on the Loan or on any other liability (i) insurance insuring the Equipment against all risks of physical loss, theft, damage and destruction with extended coverage in an amount equal to the greater of (a) the amount of the Loan or (b) the full replacement value
(new) of the Equipment with loss payable solely to Lender (and its assigns) and Borrower as their interests may appear and (ii) personal injury liability and property damage insurance with respect to the Equipment and the use thereof in such amounts as may be reasonably acceptable to Lender, and naming Lender (and its assigns) as additional insured. All insurers and coverages must be reasonably satisfactory to Lender. Borrower shall deposit said policy or policies or duplicates thereof or certificates of insurance with Lender and said policies shall provide that the policies may not be cancelled or altered without at least thirty (30) days prior notice to Lender and that the coverage shall not be invalidated against Lender because of any violation of any condition or warranty contained in any policy or application therefor by Borrower or by reason of any action or inaction of Borrower.

7. USE, REPAIRS, LOSS AND DAMAGE. Borrower agrees to maintain the Equipment in good condition and repair and in accordance with the manufacturer's instructions, manuals and warranties (if any), and the requirements of any applicable insurance and any governmental authority having jurisdiction. Borrower shall pay for all fuel, service, inspection, overhaul, replacements, substitutions, materials and labor necessary or desirable for the proper use, repair, operation and maintenance of the Equipment. All risks of loss, theft, damage or destruction of the Equipment shall be borne by Borrower and Borrower shall promptly notify Lender in writing of any such loss, theft, damage or destruction. In the event of any damage to the Equipment (unless the same is damaged beyond repair) Borrower shall, at its expense, place the same in good repair, condition and working order. If the Equipment is determined by Lender to be lost, stolen or damaged beyond repair, or should the Equipment be confiscated, seized or the use and title thereof requisitioned to someone other than Borrower, Borrower shall immediately pay to Lender, in addition to unpaid periodic installment payments on the Loan, other unpaid sums due hereunder and late charges then past due, an amount equal to the then remaining periodic installment payments due on the Loan discounted to present value at the rate of six (6%) percent per annum, less the net amount of the recovery, if any, actually received by Lender from insurance on the equipment.

TERMS AND CONDITIONS OF LOAN AND SECURITY AGREEMENT CONTINUED ON REVERSE SIDE

                                                                        ORIGINAL

Accepted at Lendors Office at Portsmouth, New Hampshire.

The undersigned signatory affirms that he/she has read the terms and conditions printed above and on the reverse side, that he/she is a duly authorized officer, partner or proprietor of the Borrower, and has authority to execute this Loan and Security Agreement on its behalf.


LENDER

WENTWORTH CAPITAL CORPORATION

AUTHORIZED OFFICER               TITLE
BY: /s/ Margaret (illegible)    Vice Pres.



BORROWER

ULTRA PAC, INC.

AUTHORIZED OFFICER, PARTNER OR PROPRIETOR    TITLE
BY: /s/ Brad C. Yopp                           CFO


       TERMS CONDITIONS OF LOAN AND SECURITY AGREEMENT (CONTINUED)

8. TAXES AND OTHER CHARGES. Borrower agrees to pay promptly when due all registration, title, license and other fees, assessments and sales, use, gross receipts, ad valorum, property and any and all other taxes imposed by any State, Federal, local or foreign government upon this Agreement or upon the ownership, shipment, delivery, use or operation of the Equipment or any Collateral or upon or measured by any payments due hereunder (other than taxes on or measured solely by the net income of Lender) and any fines, penalties and interest thereon.

9. BORROWER'S ADDITIONAL COVENANTS. Borrower hereby agrees and covenants as follows: (i) except for the security interest granted hereby, Borrower shall keep the Equipment free and clear of any security interest, lien or encumbrance and shall not sell, lease, assign (by operation of law or otherwise), exchange or otherwise dispose of any of the Equipment; (ii) at the request of Lender, Borrower will affix conspicuous tags or plates on the Equipment containing a notation that Lender has a security interest therein and will join Lender in execution of one or more Financing Statements and continuation statements pursuant to the Uniform Commercial Code to establish and maintain its security interest in the Collateral, in form satisfactory to Lender, and will pay any filing fees and/or costs with respect thereto and for lien searches; (iii) Borrower authorizes Lender to file one or more Financing Statements covering the Collateral without Borrower's signature thereto; (iv) Borrower will immediately notify Lender in writing of any change in its place(s) of business or the adoption or change of any trade name or fictitious business names and will execute any additional Financing Statements as Lender may request to perfect and maintain its security interest, but such notice shall not be deemed an authorization to move the Collateral without the prior written consent of Lender; (v) if any part of the Collateral is subject to a certificate of title law, Borrower will cause Lender's security interest to be noted thereon and promptly deliver such certificate of title to Lender; (vi) Borrower will allow Lender and its representatives free access to the Collateral at all times during normal business hours, for purposes of inspection and repair and, following an Event of Default, Lender shall have the right to demonstrate and show the Collateral to others and (vii) Borrower will furnish to Lender (and will cause any guarantor of Borrower's obligations hereunder to furnish to Lender) (a) its unaudited quarterly Financial Statements within sixty (60) days after the end of its first three quarters in each fiscal year, (b) its certified Financial Statement prepared by an independent certified public accountant within one-hundred five (105) days after the close of its fiscal year which shall be prepared in accordance with generally accepted accounting principles and (c) all other financial information and reports that Lender may from time to time reasonably request, including income tax returns of Borrower and any guarantor of Borrower's obligations hereunder.

10. BORROWER'S FAILURE TO PAY TAXES, INSURANCE, ETC. Should Borrower fail to make any payment or do any act as herein provided (including, but not limited to, payment of taxes or for insurance), Lender shall have the right, but not the obligation, and without releasing Borrower from any obligation hereunder, to make or do the same, and to pay any sum due in connection therewith or to contest or compromise any encumbrance, charge or lien and in exercising any such rights, incur any liability and expend whatever amounts in its absolute discretion it may deem necessary therefor. All sums so incurred or expended by Lender shall be payable by Borrower on demand with interest at the rate of two (2%) percent per month.

11. CROSS COLLATERALIZATION. Without in any way limiting the provisions of
Section 3, as additional collateral security for the Borrower's obligations hereunder, Borrower grants to Lender a further security interest in all machinery, equipment, goods and other collateral covered by any other Loan and Security Agreement, note and security agreement, other agreement or lease (collectively the "other agreements") between Borrower and Lender whether such other agreements are now in existence or hereafter come into existence and Borrower assigns to Lender as security for its obligations hereunder, all of its rights, title and interest in and to any surplus money to which Borrower may be entitled upon the sale of the machinery, equipment, goods and other collateral covered by such other agreements. Anything above to the contrary notwithstanding, the benefit of the foregoing cross collateralization shall apply for the benefit of Lender and its assignee holding this Agreement only to the extent that Lender or such assignee is also the holder of such other agreements or one or more of them.

12. INDEMNIFY. Borrower assumes liability for and agrees to indemnify, defend, protect, save and keep harmless Lender from and against costs, expenses and disbursements, including court costs and legal expenses, of whatever kind and nature, imposed on, incurred by or asserted against Lender (whether or not also indemnified against by any other person) in any way relating to or arising out of this Agreement or the manufacture, financing, ownership, delivery, possession, use, operation, condition or disposition of the Equipment by Borrower, including, without limitation, any claim alleging latent and other defects, whether or not discoverable by Lender or Borrower, and any other claim arising out of strict liability in tort, whether or not in either instance relating to an event occurring while Borrower remains obligated under this Agreement, and any claim for patent, trademark or copyright infringement. Each party agrees to give the other notice of any claim or liability hereby indemnified against promptly following learning thereof. The fact that a claim for which Lender is entitled to indemnity under this Section is asserted after the termination of this Agreement shall not release Borrower from its indemnity obligations and this covenant of indemnity shall survive the termination of this Agreement.

13. DEFAULT. The occurrence of any one of the following shall constitute an Event of Default hereunder: (i) Borrower fails to pay any periodic installment payment or other amount due hereunder on or before the fifth (5th) day following the date when the same becomes due and payable; (ii) Borrower removes, sells, transfers, encumbers, or parts with possession of the Equipment or any items thereof or attempts to do any of the foregoing; (iii) Borrower fails to maintain in force the required insurance on the Equipment in compliance herewith or fails to provide loss payable protection to Lender in form satisfactory to Lender;
(iv) any representation or warranty made by Borrower herein or in any other agreement between the parties or in any statement given to Lender shall be materially untrue; (v) Borrower shall fail to observe or perform any of the other obligations required to be observed or performed by Borrower hereunder, or other obligation or indebtedness of Borrower to Lender otherwise owing or due by Borrower to Lender in any other agreement now or hereafter executed between the parties hereto, and such failure shall continue uncured for twenty (20) days after written notice thereof to Borrower; (vi) Borrower shall (a) fail to pay any indebtedness for borrowed money (other than the Loan) of the Borrower, or any interest or premium thereon, when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), or (b) fail to perform or observe any term, covenant, or condition on its part to be performed or observed under any agreement or instrument relating to such indebtedness, when required to have been performed or observed, if the effect of such failure to perform or observe is to accelerate such indebtedness, or if any such indebtedness shall be declared to be due or payable or required to be prepaid (other than by a regularly scheduled required prepayment) prior to the stated maturity thereof; (vii) if Borrower leases the premises where the Equipment is located, a breach of such lease by Borrower and the commencement of an action by the landlord to evict Borrower or to repossess the premises; (viii) if Borrower sells, leases or disposes of any of its assets except in the ordinary course of its business and except for the disposition of any obsolete or retired property not useful to Borrower; (ix) Borrower ceases doing business as a going concern, makes an assignment for the benefit of creditors, admits in writing its inability to pay its debts as they become due, files a voluntary petition in bankruptcy, is adjudicated a bankrupt or an insolvent, files a petition seeking for itself any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar arrangement under any present or future statute, law or regulation or files an answer admitting the material allegations of a petition filed against it in any such proceeding, consents to or acquiesces in the appointment of a trustee, custodian, receiver or liquidator of it or of all or any substantial part of its assets or properties, or if it shall take any action looking to its dissolution or liquidation, or an order for relief is entered under the Bankruptcy Code against Borrower; (x) within sixty (60) days after the commencement of any proceedings against Borrower seeking reorganization, arrangement, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, such proceedings shall not have been dismissed, or if within sixty (60) days after the appointment without Borrower's acquiescence of any trustee, custodian, receiver or liquidator of it or of all or any substantial part of its assets and properties, such appointment shall not be vacated; (xi) Borrower sells all or substantially all of its assets or consolidates with or merges into any other entity or Borrower's stockholders or partners sell all or substantially all of their stock or partnership interests; or (xii) the death of a guarantor of Borrower's obligations hereunder or the dissolution or filing of a petition in bankruptcy by or against a guarantor of Borrower's obligations hereunder.

14. REMEDIES. Upon the occurrence of any Event of Default, Lender shall have the right to recover from Borrower, as liquidated damages for loss of a bargain and not as a penalty, a sum equal to the aggregate of the following: (a) all unpaid periodic installment payments and other sums due under this Agreement to the date of default plus late charges, if any, (b) the present value (using a 6% per year discount rate) of all remaining periodic installment payments due under this Agreement and (c) interest at the rate of two percent (2%) per month on the total of (a) plus (b) from the date of default. In addition, Lender shall have the right to recover from Borrower any expenses paid or incurred by Lender in connection with the enforcement of its rights under this Agreement and the repossession, holding, repair, preparing for sale and subsequent sale, lease or other disposition of the Collateral including attorneys fees and legal expenses (collectively "Repossession Expenses"). BORROWER AND LENDER WAIVE ANY AND ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON THIS AGREEMENT.

The Lender shall have all of the rights and remedies of a Secured Party under the Uniform Commercial Code and Lender is hereby authorized and empowered, with the aid and assistance of any person or persons, to enter any premises where the Collateral or any part thereof is, or may be, placed, and to assemble and/or remove same and/or to render it unusable and sell and dispose of such Collateral at one or more public or private sales upon at least seven (7) days written notice to Borrower of such sale. The proceeds of each such sale shall be applied by the Lender toward the payment of the Repossession Expenses, the liquidated damages specified above and other indebtedness secured hereby. Should the proceeds of any such sale be insufficient to fully pay all the items above mentioned Borrower hereby covenants and agrees to pay any deficiency to the Lender. If Lender employs counsel for the purpose of effecting collection of any monies due hereunder (whether or not Lender has retaken the Collateral or any part thereof) or for the purpose of recovering the Collateral, or for the purpose of protecting Lender's interest because of any default of Borrower, Borrower agrees to pay reasonable attorney's fees. The Lender may require Borrower to assemble the Collateral and make it available to Lender at a place to be designated by Lender which is reasonably convenient to both parties. All rights and remedies hereunder are cumulative and not exclusive and a waiver by Lender of any breach by Borrower of the terms, covenants, and conditions hereof shall not constitute a waiver of future breaches or defaults; and no failure or delay on the part of Lender in exercising any of its options, powers, rights or remedies, or partial or single exercise thereof, shall constitute a waiver thereof.

If any court of competent jurisdiction determines that any provision of this
Section 14 is invalid or unenforceable in any jurisdiction, in whole or in part, such determination, as to such jurisdiction, shall not prohibit Lender from enforcing its rights and establishing its damages sustained as the result of any breach of this Agreement in accordance with the laws of such jursdiction.

15. ASSIGNMENT. Lender may assign or otherwise transfer this Agreement and any and all of Lender's right, title and interest hereunder and in the Collateral including the right to receive all amounts payable hereunder or grant participations therein without Borrower's consent. In the event of any such assignment, the right of the assignee to receive all amounts payable hereunder as well as any other right of the assignee shall not be subject to any defense, set-off or counterclaim which Borrower may have against Lender although any claim Borrower may have against Lender shall be preserved and may be separately pursued against Lender. Upon Lender giving notice to Borrower of any such assignment, Borrower shall promptly acknowledge its obligations hereunder to such assignee, and shall comply with the written directions or demands of such assignee and shall make all payments due hereunder as such assignee may direct in writing. Following any such assignment the term "Lender" shall be deemed to include or refer to Lender's assignee, but no such assignee shall be deemed to assume any obligation or duty imposed upon Lender hereunder and Borrower shall look only to Lender for performance thereof. As used in this Section 15, "assign" shall be deemed to include a pledge, sale of, or grant of a mortgage on, or a security interest in, any of the Collateral or this Agreement by Lender and the term "assignee" shall be deemed to refer to the recipient of such pledge, sale, mortgage or security interest. This Agreement and Borrower's rights and obligations herein shall not be transferable or assignable by Borrower without the Lender's express prior written consent and any such purported assignment by Borrower without such consent shall be null and void.

16. GENERAL PROVISIONS. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CONNECTICUT. This Agreement may not be changed, modified or discharged on behalf of Lender, in whole or part, and no right of Lender may be waived except by a writing signed by a duly authorized officer of Lender. The Lender is authorized and empowered to date this Agreement and the Schedule(s) thereto and to fi11 in blank spaces in accordance with the terms of the transaction, including, but not limited to inserting serial numbers and equipment descriptions in Schedule A and the assignment of an account number. Notices hereunder shall be in writing and shall be deemed given when personally delivered or when sent by facsimile to a party's facsimile number or three days after having been mailed to the other party at the address specified above or such new address as to which a party may advise the other. Forbearance or indulgence by Lender in any regard shall not constitute a waiver of the covenant or condition to be performed by Borrower to which the same may apply. The section captions are for convenience and are not a part of the Agreement. This Agreement shall be binding upon and inure to the benefit of the heirs, executors, administrators, successors and permitted assigns of the parties. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. THIS AGREEMENT AND ANY OTHER WRITTEN AGREEMENTS EXECUTED SIMULTANEOUSLY HEREWITH SUPERSEDE ANY PRIOR PROPOSAL LETTERS, COMMITMENT LETTERS OR NEGOTIATIONS AND THERE ARE NO ORAL COVENANTS OR AGREEMENTS. This Agreement shall not be binding on Lender until accepted and executed on behalf of Lender at its Portsmouth, New Hampshire office.



- - --------------------------------------------------------------------------------

                      [LOGO] WENTW0RTH CAPITAL CORPORATION
LOAN NO. 5883

                          LOAN AND SECURITY AGREEMENT
                                   SCHEDULE A

     The following description of property supplements, and is part of, the Loan and Security Agreement dated December 7, 1995 between the undersigned Borrower and Wentworth Capital Corporation and may be attached to said Loan and Security Agreement and any related UCC Financing Statements, Acceptance or Delivery Certificate or other document describing the property.

OMNI TOOL, INC.
3500 48th Avenue North
Minneapolis, Minnesota 55429

        One (1)     Muffin Inserts - Set of 4 Cavity for C-Pet.
                    16H/16C Plug Assist, Per Prototype Mold.
        One (1)     Set of Molds for 6 Count C-Pet Muffin
                    12H/12 Cold, 12 Up Trim Die.
        One (1)     8 x 8 Lid Mold for 8 x 8 Pan & 4 Count
                    Muffin Pan.
        One (1)     8 x 8 C-pet Pan. 16/H/16C Must be
                    Insertable for both 8 x 8 & 4ct Muffin Pan.
        One (1)     4 Up Dome Tooling Pkg for 1115-6
        Three (3)   Sets of Inserts with Plug Assists 1115-35
        One (1)     4 x 8 C-Pet Loaf Pan 15H/15C & Trim Tool
        One (1)     18 Up Lid and Trim Tool
        One (1)     8 Up Mold w/o Die/4590-175 Clamshell
                    Press Box and 8 Up Mold Use Existing
                    Trim Tool.
        One (1)     14 Cavity Berry Clamshell - Slot Venting
                    3737-1PT

     All Equipment above complete with any and all attachments, accessions, additions, replacements, improvements, modifications and substitutions thereto and therefor and all proceeds, including insurance proceeds, thereof and therefrom.

WENTWORTH CAPITAL CORPORATION
        (Lender)

BY: /s/ Margaret (illegible)
TITLE: Vice President


ULTRA PAC, INC.
 (Borrower)

BY: /s/ Brad C. Yopp
TITLE: CFO

- - --------------------------------------------------------------------------------

                            PAYMENT ADJUSTMENT RIDER

     RIDER TO LOAN AND SECURITY AGREEMENT DATED DECEMBER 7, 1995, (THE "CONTRACT") BETWEEN ULTRA PAC, INC. AS DEBTOR (THE "OBLIGOR") AND WENTWORTH CAPITAL CORPORATION AS SECURED PARTY ("WCC")

     1. Purpose. This Rider sets forth the terms of adjustment to the payments set forth in the Contract.

     2. Definitions. The following terms shall have the following meanings herein:

     (a) "Adjustment Date" shall mean the date WCC disburses the proceeds of the Contract.

     (b) "Final T-Note Average" shall mean the average of the yields on U.S. Treasury Notes maturing in four years, as published by the Dow Jones Telerate Access Services, Page 19901, for the close of business on each business day of the two full calendar weeks preceding the week containing the Adjustment Date.

     (c) "Preliminary Payments" shall mean the payments set forth in the Contract, consisting of $35,706.54 due upon execution followed by forty-six (46) consecutive monthly payments commencing 30 days after the Adjustment Date in the amount of $17,853.27.

     (d) "Preliminary T-Note Average" shall mean 5.59%.

     3. Adjustment of Payments. The Preliminary Payments were calculated based on a spread over the Preliminary T-Note Average. If the Adjustment Date occurs after December 15, 1995 and the Final T-Note Average exceeds the Preliminary T-Note Average, then the Preliminary Payments shall be revised. For each increase of one (1) basis point (i.e., 1/100 of 1%) in the Final T-Note Average above the Preliminary T-Note Average, the Preliminary Payments shall be revised as follows:

*    The $35,706.54 payment due upon execution shall remain unchanged.

* Each of the remaining forty-six (46) payments in the amount of $17,853.27 shall increase by $3.12.

     Immediately after the determination of the revised payments due under the Contract and prior to the Adjustment Date, Obligor shall, at the request of WCC, execute an acknowledgement reflecting the revised payment schedule and, if requested by WCC, a Replacement Contract containing the agreed to payments, but the failure of WCC to make such a request or the failure of Obligor to execute the acknowledgment or Replacement Contract shall in no way diminish Leasee's obligations hereunder.

     4. WCC's Requirements. The commencement of the Contract is subject to satisfaction of all documentation and credit requirements of WCC. If such requirements are not satisfied by the Adjustment Date, then at WCC's option, the Adjustment Date shall be the date when such requirements are satisfied.

     IN WITNESS WHEREOF, the parties have executed this Rider simultaneously with the Contract.

WENTWORTH CAPITAL CORPORATION:

BY: Margaret (illegible)
TITLE: Vice President

ULTRA PAC, INC.

BY: Brad C. Yopp
TITLE: CFO


- - --------------------------------------------------------------------------------


LOAN

                      [LOGO] WENTWORTH CAPITAL CORPORATION

                              DELIVERY CERTIFICATE

TO:     WENTWORTH CAPITAL CORPORATION           LOAN NO. 5883
                ("Lender")
                                                LOAN AND SECURITY
                                                AGREEMENT DATE  December 7, 1995

     The undersigned certifies that all of the Equipment described below and in the Loan and Security Agreement referred to above (the "Agreement") has been delivered to and inspected by the undersigned; that said Equipment is in good condition and has been unconditionally accepted by the undersigned. The undersigned further acknowledges that the Agreement is free from any defense, set-off or counterclaim as against the Lender and its assignees.

EQUIPMENT DESCRIPTION:

             SEE SCHEDULE A ATTACHED HERETO AND MADE A PART HEREOF

                                       ULTRA PAC, INC
                                       Name of Borrower

                                       /s/ Brad C. Yopp
                                       Authorized Signature

                                       CFO
                                       Name and Title

Date 12-18, 1995

- - --------------------------------------------------------------------------------


                      [LOGO] WENTWORTH CAPITAL CORPORATION
LOAN NO. 5883

                          LOAN AND SECURITY AGREEMENT
                                   SCHEDULE A

     The following description of property supplements, and is part of, the Loan and Security Agreement dated December 7, 1995 between the undersigned Borrower and Wentworth Capital Corporation and may be attached to said Loan and Security Agreement and any related UCC Financing Statements, Acceptance or Delivery Certificate or other document describing the property.

OMNI TOOL, INC.
3500 48th Avenue North
Minneapolis, Minnesota 55429

        One (1)          Muffin Inserts - Set of 4 Cavity for C-Pet.
                         16H/16C Plug Assist, Per Prototype Mold.
        One (1)          Set of Molds for 6 Count C-Pet Muffin
                         12H/12 Cold, 12 Up Trim Die.
        One (l)          8 x 8 Lid Mold for 8 x 8 Pan & 4 Count
                         Muffin Pan.
        One (1)          8 x 8 C-pet Pan. 16/H/16C Must be
                         Insertable for both 8 x 8 & 4ct Muffin Pan.
        One (l)          4 Up Dome Tooling Pkg for 1115-6
        Three (3)        Sets of Inserts with Plug Assists 1115-35
        One (1)          4 x 8 C-Pet Loaf Pan 15H/15C & Trim Tool
        One (1)          18 Up Lid and Trim Tool
        One (1)          8 Up Mold w/o Die/4590-175 Clamshell
                         Press Box and 8 Up Mold Use Existing
                         Trim Tool.
        One (l)          14 Cavity Berry Clamshell - Slot Venting
                         3737-lPT

     All Equipment above complete with any and all attachments, accessions, additions, replacements, improvements, modifications and substitutions thereto and therefor and all proceeds, including insurance proceeds, thereof and therefrom.

WENTWORTH CAPITAL CORPORATION
        (Lender)

BY: /s/ Margaret (illegible)
TITLE: Vice President


ULTRA PAC, INC.
  (Borrower)

BY: Brad C. Yopp
TITLE: CFO


- - --------------------------------------------------------------------------------


LOAN NO. 5883

                                ULTRA PAC, INC.
                        21925 AND 22051 INDUSTRIAL BLVD.
                             ROGERS, MN 55374-9474

                                December 7, 1995

Wentworth Capital Corporation
One Harbour Place, Suite 275
Portsmouth, New Hampshire 03801

Gentlemen:

     Reference is made herein to a certain Loan and Security Agreement (the "Loan") dated December 7, 1995 between Wentworth Capital Corporation as Lender and ULTRA PAC, INC as Borrower covering the Equipment listed on the annexed Schedule A (the "Equipment").

     We hereby authorize you to disburse the $703,300.00 proceeds of the Loan as follows:

        1. $469,000.00  TO ULTRA PAC, INC.
        2.  234,300.00  TO OMNI TOOL, INC.

           $703,300.00  TOTAL PROCEEDS

                                       Very truly yours,

                                       ULTRA PAC, INC

                                       BY: /s/ Brad C. Yopp

                                       TITLE: CFO


REF.PAYPRO


- - --------------------------------------------------------------------------------


                      [LOGO] WENTWORTH CAPITAL CORPORATION
LOAN NO. 5883

                          LOAN AND SECURITY AGREEMENT
                                   SCHEDULE A

     The following description of property supplements, and is part of, the Loan and Security Agreement dated December 7, 1995 between the undersigned Borrower and Wentworth Capital Corporation and may be attached to said Loan and Security Agreement and any related UCC Financing Statements, Acceptance or Delivery Certificate or other document describing the property.

OMNI TOOL, INC.
3500 48th Avenue North
Minneapolis, Minnesota 55429

        One (1)           Muffin Inserts - Set of 4 Cavity for C-Pet.
                          16H/16C Plug Assist, Per Prototype Mold.
        One (1)           Set of Molds for 6 Count C-Pet Muffin
                          12H/12 Cold, 12 Up Trim Die.
        One (1)           8 x 8 Lid Mold for 8 x 8 Pan & 4 Count
                          Muffin Pan.
        One (1)           8 x 8 C-pet Pan. 16/H/16C Must be
                .         Insertable for both 8 x 8 & 4ct Muffin Pan.
        One (1)           4 Up Dome Tooling Pkg for 1115-6
        Three (3)         Sets of Inserts with Plug Assists 1115-35
        One (1)           4 x 8 C-Pet Loaf Pan 15H/15C & Trim Tool
        One (1)           18 Up Lid and Trim Tool
        One (l)           8 Up Mold w/o Die/4590-175 Clamshell
                          Press Box and 8 Up Mold Use Existing
                          Trim Tool.
        One (1)           14 Cavity Berry Clamshell - Slot Venting
                          3737-1PT

     All Equipment above complete with any and all attachments, accessions, additions, replacements, improvements, modifications and substitutions thereto and therefor and all proceeds, including insurance proceeds, thereof and therefrom.


WENTWORTH CAPITAL CORPORATION
        (Lender)

BY: Margaret (illegible)
TITLE: Vice President


ULTRA PAC, INC.
  (Borrower)

BY: Brad C. Yopp
TITLE: CFO


- - --------------------------------------------------------------------------------


LOAN                       CERTIFICATE OF SECRETARY

     The undersigned does hereby certify that he/she is Secretary of ULTRA PAC, INC, (hereafter called the "Corporation") and the following is a true, complete and correct copy of resolutions duly adopted by the Board of Directors of the Corporation at a meeting thereof duly called and held on December 7, 1995 at which a quorum was present and acting throughout, and that such resolutions are in full force and effect:

     "RESOLVED, that the Corporation enter into a Loan and Security Agreement (the "Agreement") with Wentworth Capital Corporation (hereafter called "WCC"), substantially in the form presented to this meeting, providing for the Loan by the Corporation from WCC of the amount reflected in the Agreement to be secured by the property described in the Agreement (the "Collateral"); and it is further

     RESOLVED, that the officers of the Corporation and each of them singly, hereby are authorized (a) to execute and deliver said Agreement in the name and on behalf of the Corporation, either in the form presented to this meeting or with such changes therein as the officer executing the same may approve, his approval and authority to be conclusively evidenced by his execution thereof, such execution to be valid and binding on the Corporation with or without the corporate seal of the Corporation, (b) to carry out the obligations and enforce the rights of the Corporation under said Agreement, (c) to execute and deliver in the name and on behalf of the Corporation such other documents as may be requested or required by WCC in connection with said Agreement including (without limiting the generality of the foregoing) security agreements and financing statements evidencing security interests of WCC and its assignees in and to the Equipment and/or additional collateral, agreements with assignees of WCC as to the payment of installments to such assignees and an Acceptance or Delivery Certificate in respect of the Equipment as contemplated by said Agreement, and (d) to take all other action deemed by them necessary or advisable in connection with the foregoing; and it is further

     RESOLVED, that the officers of the Corporation, and each of them singly, hereby are authorized from time to time on behalf of the Corporation to enter into additional Loan and Security Agreements or otherwise finance the acquisition of additional equipment from WCC upon such terms and conditions as the officers, or any one of them, shall determine, and in that connection to execute and deliver in the name and on behalf of the Corporation amendments or additional Loan and Security Agreements or leases, together with all accompanying documents as are set forth in the preceding resolutions; and it is further

     RESOLVED, that all acts authorized in the foregoing resolutions, but performed prior to the adoption of these resolutions, are hereby ratified and affirmed."

The undersigned further certifies that the persons whose names, titles and signatures appear below are the duly elected (or appointed), qualified and acting officers of the Corporation and hold on the date of this Certificate the offices set forth opposite their respective names, and the signatures appearing opposite their respective names are the genuine signatures of such persons:

Name of Officer          Title of Officer               Signature of Officer

Cal Krupa            Chief Executive Officer              /s/ Cal Krupa
Brad Yopp            Chief Financial Officer              /s/ Brad Yopp


IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of said Corporation this 7th day of December, 1995.


                                   /s/ (illegible)
                                        Secretary
(Corporate Seal)

(In the case where the Secretary is authorized to sign Loans and Security Agreements, etc. by this resolution, and does or will execute the same, the below Additional Certificate must be signed by a second officer of the Corporation.)

                             ADDITIONAL CERTIFICATE

The undersigned does hereby certify that he is ___________ (title) of the above Corporation and certifies that the foregoing is a true, complete and correct copy of resolutions duly adopted by the Board of Directors and that the above are the names, titles and genuine signatures of the presently-elected and acting officers of the Corporation.

F-204A 8/94


- - --------------------------------------------------------------------------------

                      [LOGO] WENTWORTH CAPITAL CORPORATION

Loan No. 5883

                                December 7, 1995

ULTRA PAC, INC.
21925 and 22051 Industrial Blvd.
Rogers, MN 55374-9474

Gentlemen:

     As you are aware, Wentworth Capital Corporation requires the following insurance coverage with companies and in form satisfactory to it as one of the conditions of its entering into the proposed Lease or Note and Security Agreement with respect to its contemplated equipment financing for your Company:

     1. Insurance against loss, damage, destruction or theft of the Equipment, with extended coverage, with loss payable solely to PHOENIXCOR, INC. AND/OR ITS ASSIGNS in an amount equal to not less than the Equipment's full replacement value. The amount initially required is $703,300.00.

     2. $2,000,000.00 combined single limit for general liability insurance written by an insurance carrier rated A+VIII by A.M. Best Company, with respect to the Equipment, naming PHOENIXCOR, INC. AND/OR ITS ASSIGNS as Additional Insured.

     3. The policies must provide that they will not be cancelled or altered without thirty (30) days prior written notice to the certificate holder which shall be PHOENIXCOR, INC. AND/OR ITS ASSIGNS. All notices to Phoenixcor, Inc. are to be sent to 65 Water Street, South Norwalk, CT 06854 until further notice to the insurance carrier. The policies insuring against loss, damage, destruction or theft must provide that the coverage will not be invalidated against PHOENIXCOR, INC. AND/OR ITS ASSIGNS because of any violation of any condition or warranty contained in any policy or application therefor by the insured or others or by reason of any act of the insured.

     4. Insurance must be effective and Wentworth Capital Corporation must receive duplicates of policies or satisfactory certificates prior to the commencement date of the applicable Lease, Note and Security Agreement or other financing document.

     Please be sure to forward a copy of this letter to your insurance company to be processed, and sign and return a copy of this letter to us.

                               Very truly yours,

                               WENTWORTH CAPITAL CORPORATION

        AGREED TO AND ACCEPTED BY:           ATTENTION INSURANCE CARRIER:
        ULTRA PAC, INC.                      PLEASE FAX A COPY OF THE BINDER
                                             TO 603/433-4317 PRIOR TO MAILING.
        BY: /s/ Brad C. Yopp                 THANK YOU.

                O n e   H a r b o u r   P 1 a c e, S u i t e  2 7 5
            P o r t s m o u t h,   N e w  H a m p s h i r e  0 3 8 0 l
            TEL. 603 433-4310                         FAX 603 433-4317
                                  800 352-1354

                                   SPI Member


- - --------------------------------------------------------------------------------

LEASE

            CONSENT & WAIVER BY LANDLORD OR MORTGAGE OF REAL ESTATE

For good and valuable consideration, receipt of which is hereby acknowledged, the undersigned (herein "Undersigned"), being (landlord) (mortgagee) of certain real estate known as

21925 and 22051 Industrial Blvd.     Rogers       MN 55374
    (Street)                         (City)       (State)

said premises now being occupied by ULTRA PAC, INC. (herein "Occupant"), and said Occupant having (i) leased (purchased) (agreed to lease) (agreed to purchase) from Wentworth Capital Corporation having a place of business at (illegible) Portsmouth, New Hampshire 03801 (herein "WCC") and/or (ii) granted WCC a security interest in, the following personal property (herein the "Equipment"):

             SEE SCHEDULE A ATTACHED HERETO AND MADE A PART HEREOF

does hereby agree that the Equipment is to remain personal property notwith-standing the manner in which it is affixed to the said real estate and that WCC or its assigns or agents may remove the Equipment from the above-described premises whenever WCC or its assigns feels it necessary to protect its interest. The undersigned waives any right it now has or may hereafter have at law or by the terms of any real estate lease or mortgage now in effect or hereafter executed by the Undersigned and/or the Occupant and/or any other person having an interest in said real estate to levy or distrain upon, for rent, in arrears, in advance or both, or to claim or assert any title to, lien upon, or interest in, the Equipment.

IN WITNESS WHEREOF, the Undersigned has set his hand and seal this 7th day of December, 1995.

(Corporate Seal)

                    AmeriBank
(Type name of Corporation, Partnership or Proprietorship)

By: (illegible signature)
      Senior Vice President
(Type Name of Signatory and Title)

               Mortgagee
(Indicate whether Landlord or Mortgagee)

                    PROPER ACKNOWLEDGEMENT MUST BE COMPLETED

                           CORPORATE ACKNOWLEDGEMENT

STATE OF Minnetonka )
                    ) ss.
COUNTY OF Hennepin  )

     On this 15th day of December, 1995, before me personally came Douglas L. Van Metre, to me known, who being by me duly sworn, did depose and say that he resides at Edina; that he is the Senior Vice President of AmeriBank, the Corporation described in and which executed the foregoing Consent and Waiver; that the Corporation voluntarily executed said instrument as the free act and deed of the Corporation; that he knows the seal of said Corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said Corporation, and that he signed his name thereto by like order.

/s/ Mary Kasel Olson
     Notary Public

                           PARTNERSHIP ACKNOWLEDGEMENT

STATE OF                     )
                             ) ss.
COUNTY OF                    )

On this _______________ day of _______________, 199 ___, before me personally came ______________________________, to me known and known to me to be a general partner of the partnership described in and which executed the foregoing Consent and Waiver and he/she duly acknowledged to me that he/she executed the same in said partnership name as the free act and deed of the partnership.

______________________________
      Notary Public


                           INDIVIDUAL ACKNOWLEDGEMENT

STATE OF                     )
                             ) ss.
COUNTY OF                    )

On this _______________ day of _______________, 199 ___, before me personally came ______________________________, to me known and known to me to be the individual described in and who executed the foregoing Consent and Waiver and he/she duly acknowledged to me that he/she executed the same.

______________________________
      Notary Public


- - --------------------------------------------------------------------------------

                      [LOGO] WENTWORTH CAPITAL CORPORATION
LOAN NO. 5883

                          LOAN AND SECURITY AGREEMENT
                                   SCHEDULE A

     The following description of property supplements, and is part of, the Loan and Security Agreement dated December 7, 1995 between the undersigned Borrower and Wentworth Capital Corporation and may be attached to said Loan and Security Agreement and any related UCC Financing Statements, Acceptance or Delivery Certificate or other document describing the property.

        OMNI TOOL, INC.
        3500 48th Avenue North
        Minneapolis, Minnesota 55429

        One (1)           Muffin Inserts - Set of 4 Cavity for C-Pet.
                          16H/16C Plug Assist, Per Prototype Mold.
        One (1)           Set of Molds for 6 Count C-Pet Muffin
                          12H/12 Cold, 12 Up Trim Die.
        One (1)           8 x 8 Lid Mold for 8 x 8 Pan & 4 Count
                          Muffin Pan.
        One (1)           8 x 8 C-pet Pan. 16/H/16C Must be
                .         Insertable for both 8 x 8 & 4ct Muffin Pan.
        One (1)           4 Up Dome Tooling Pkg for 1115-6
        Three (3)         Sets of Inserts with Plug Assists 1115-35
        One (1)           4 x 8 C-Pet Loaf Pan 15H/15C & Trim Tool
        One (1)           18 Up Lid and Trim Tool
        One (l)           8 Up Mold w/o Die/4590-175 Clamshell
                          Press Box and 8 Up Mold Use Existing
                          Trim Tool.
        One (1)           14 Cavity Berry Clamshell - Slot Venting
                          3737-1PT

     All Equipment above complete with any and all attachments, accessions, additions, replacements, improvements, modifications and substitutions thereto and therefor and all proceeds, including insurance proceeds, thereof and therefrom.


WENTWORTH CAPITAL CORPORATION
        (Lender)

BY: Margaret (illegible)
TITLE: Vice President


ULTRA PAC, INC.
  (Borrower)

BY: Brad C. Yopp
TITLE: CFO


- - --------------------------------------------------------------------------------


                      [LOGO] WENTWORTH CAPITAL CORPORATION

Loan No. 5883

December 7, 1995

ULTRA PAC, INC.
21925 and 22051 Industrial Blvd.
Rogers, MN 55374-9474

Gentlemen and Madames:

Under your Loan with Wentworth Capital Corporation, you are responsible for the payment of all taxes related to the Equipment that we are financing for you.

While we normally bill for taxes, if any, payable on the rentals (sales/use taxes), we will not bill you for or furnish any advice with respect to any taxes on the Equipment such as property, ad valorem or other tax imposed by any state, federal, local or foreign government in connection with the purchase, possession, ownership or operation of the Equipment.

It is your obligation to timely submit such reports, file such returns and pay the applicable taxes when due in connection with the Equipment. If local law prohibits you from making direct payment or filing the applicable report or return, it is your responsibility to immediately advise us, in writing, to such effect and furnish us with the forms, data and information as will enable us to make and file the return or report, along with your payment for the tax due. Your prompt attention will avoid accrual of interest and penalties which would be your responsibility.

Please sign and return a copy of this letter to us.

Very truly yours,

WENTWORTH CAPITAL CORPORATION

BY: Margaret (illegible)

TITLE: Vice President


The above is acknowledged and agreed to:

ULTRA PAC, INC.

BY: Brad C. Yopp

TITLE: CFO


               O n e   H a r b o u r   P 1 a c e,  S u i t e  2 7 5
            P o r t s m o u t h,   N e w  H a m p s h i r e  0 3 8 0 l
            TEL. 603 433-4310                         FAX 603 433-4317
                                  800 352-1354

SPI Member


- - --------------------------------------------------------------------------------


LOAN                   ACKNOWLEDGEMENT OF ASSIGNMENT

TO: PHOENIXCOR, INC.                   RE: LOAN AGREEMENT DATED December 7, 1995
65 WATER STREET                            WITH ULTRA PAC, INC.
SOUTH NORWALK, CONNECTICUT 06854

Gentlemen:

     Reference is made to the annexed Note and Security Agreement dated December 7, 1995 (the "Loan") between WENTWORTH CAPITAL CORPORATION as Secured Party ("Secured Party") and the undersigned ULTRA PAC, INC. as Debtor. We consent to Secured Party's assignment of the Loan to you, acknowledge receipt of notice of such assignment and in consideration of your advancement of funds to the vendor of the equipment described in the Loan (the "Equipment") and/or to Secured Party with respect to the Loan, we hereby acknowledge and agree that:

     1. The Loan is in full force and effect and constitutes our valid and binding obligation, enforceable in accordance with its terms. We have not entered into any agreement with any person modifying the provisions of the Loan and we cannot make any future modification, termination or settlement of amounts due under the Loan except with the consent of you or your assigns.

     2. The Loan describes the entire agreement between Secured Party and us regarding our use of and rights and obligations with respect to the Equipment except ______________________. There are no "side letters" or verbal understandings between us and Secured Party modifying the provisions of the Loan or otherwise affecting our obligations to make the payments thereunder.

     3. The Equipment was first delivered to our premises located at ______________________ on ______________________, 199___ and has been unconditionally accepted by us. We agree to make no claims against you with respect to the Equipment.

     4. We do not have the right to assign, sublease or relocate the Equipment without your prior written consent, which consent you are not obligated to give to us.

     5. Secured Party has assigned to you all of its right, title and interest in the Loan but none of its obligations and you are the Secured Party of record under the Loan. We agree to remit to you the remaining forty-six (46) monthly loan payments consisting of $ 17,853.27, (plus tax if applicable) commencing ______________________, 19___ and continuing on the same day of every month thereafter. These are the remaining monthly loan payments due after crediting any prepaid loan payments paid to Secured Party. We will have no obligation to you and you will have no obligation to us with respect to any such prepaid loan payments paid to Secured Party. We agree to pay the same to you or your assigns unconditionally without defense, setoff or counterclaim. However, we preserve all our rights against Secured Party and the vendor of the Equipment. We agree to make all payments due and to give all notices and information required under the Loan to you at your above address or to any revised address of which you or your assigns may advise us.

     6. We will insure the Equipment as required under the Note and Security Agreement and cause you to be named as loss payee and additional insured and we will perform for your benefit all of our other obligations as Debtor under the Loan.

     7. We have received no notice of a prior sale, transfer, assignment, hypothecation or pledge of the Loan, the payments reserved thereunder or the Equipment.

     8. If we default under the Loan, then we will pay to you all of your costs and expenses, including reasonable attorney fees, incurred in enforcing your rights under the Loan.

     9. We have no right to prepay the sums due under the Loan.

     10. There (a)___ will or (b) _x_ will not be use/sales tax due with each payment under the Loan.

     11. There are no judgements, suits or proceedings pending or threatened against us which would adversely affect our ability to make payments under the Loan.

     12. No event of default (or that which would constitute an event of default under the Loan with the passage of time, giving of notice, or both) on our part, or to our knowledge, on the part of Secured Party, has occurred in the performance of each such party's obligations under the Loan.

     13. This Acknowledgement of Assignment shall inure to the benefit of your successors and assigns.

     14. We acknowledge and agree that the Loan and all related documents are governed by the laws of the State of Connecticut and they were entered into with the understanding that they were to be assigned to you and you require that the laws of Connecticut govern your transactions so that the documents will be applied and interpreted uniformly. We agree that such laws bear a reasonable relationship to the Loan transaction.

DATED: December 7, 1995                        Very truly yours,
                                               ULTRA PAC, INC.

BY: Brad C. Yopp                               TITLE: CFO

                        ACKNOWLEDGEMENT OF SECURED PARTY

     The undersigned Secured Party under the Loan defined in the foregoing Acknowledgement of Assignment hereby consents to the foregoing and confirms that it has assigned all remaining loan payments under the Loan to Phoenixcor, Inc. as specified in the Acknowledgement of Assignment.

DATED: December 7, 1995            WENTWORTH CAPITAL CORPORATION (SECURED PARTY)
BY: Margaret (illegible)           TITLE: Vice President\

                          ACKNOWLEDGEMENT OF GUARANTOR

     The undersigned guarantor of the Loan defined in the foregoing Acknowledgement of Assignment hereby consents to the foregoing.

DATED: ____________________, 199___            _________________________________
                                                          (GUARANTOR)
                                               _________________________________
AGREED TO: PHOENIXCOR, INC.                                SIGNATURE

BY: _________________________________          TITLE: __________________________


- - --------------------------------------------------------------------------------


                                 STANDARD FORM
                                                JULIUS BLUMBERG, INC. NYC, 10013
          UNIFORM COMMERCIAL CODE -- FINANCING STATEMENT -- FORM UCC-1

INSTRUCTIONS:

1. PLEASE TYPE this form. Fold only a1ong perforation for mailing.
2. Remove Secured Party and Debtor copies and send other 3 copies with intreleaved carbon paper to the filing officer. Enclose filing fee.
3. If the space provided for any item(s) on the form is inadequate the item(s) should be continued on additional sheets, preferably 5" x 8" or 8" x 10". Only one copy of such additional sheets need be presented to the filing officer with a set of three copies of the financing statement. Long schedules of collateral, indentures, etc., may be on any size paper that is convenient for the secured party. Indicate the number of additional sheets attached.
4. If collateral is crops or goods which are or are to become fixtures, describe generally the real estate and give name of record owner.
5. When a copy of the security agreement is used as a financing statement, it is requested that it be accompanied by a completed but unsigned set of these forms, without extra fee.
6. At the time of original filing, filing officer should return third copy as an acknowledgement. At a later time, secured party may date and sign Termination Legend and use third copy as a Termination Statement.

This FINANCING STATEMENT is presented to a filing officer for filing pursuant to the Uniform Commercial Code:

1. Debtor(s) (Last Name First) and address(es)

ULTRA PAC, INC.
21925 & 22051 Industrial Blvd.
Rogers, MN 55374-9474
Fed. I.D. #41-1581031

2. Secured Party(ies) and address(es)

Wentworth Capital Corporation
One Harbour Place, Suite 275
Portsmouth, NH 03801

3. Maturity date (if any):

For Filing Officer (Date, Time, Number, and Filing Office)

4. This financing statement covers the following types (or items) of property:

All property set forth in Loan and Security Agreement (Account #5883) dated December 7, 1995 between Debtor and Secured Party as listed on the annexed Schedule A.

5. Assignee(s) of Secured Party and Address(es)

Phoenixcor, Inc.
65 Water Street
South Norwalk, CT

This statement is filed without the debtor's signature to perfect a security interest in collateral (check |x| if so)

|_| already subject to a security interest in another jurisdiction when it was brought into this state.
|_| which is proceeds of the original collateral described above in which a security interest was perfected:

Filed with:



Check |x| if covered:

|_| Proceeds of Collateral are also covered.
|_| Products of Collateral are also covered.
No. of additional Sheets presented:

ULTRA PAC, INC.

By: Brad C. Yopp
Signature of Debtor(s)

CFO
Title


Wentworth Capital Corporation

By: Margaret (illegible)
Signature of Secured Party(ies)

Vice Pres
Title

(1) Filing Officer Copy - Alphabetical

STANDARD FORM -- FORM UCC-1.

(For Use In Most States)



- - --------------------------------------------------------------------------------


                      [LOGO] WENTWORTH CAPITAL CORPORATION
LOAN NO. 5883

                          LOAN AND SECURITY AGREEMENT
                                   SCHEDULE A

     The following description of property supplements, and is part of, the Loan and Security Agreement dated December 7, 1995 between the undersigned Borrower and Wentworth Capital Corporation and may be attached to said Loan and Security Agreement and any related UCC Financing Statements, Acceptance or Delivery Certificate or other document describing the property.

        OMNI TOOL, INC.
        3500 48th Avenue North
        Minneapolis, Minnesota 55429

        One (1)           Muffin Inserts - Set of 4 Cavity for C-Pet.
                          16H/16C Plug Assist, Per Prototype Mold.
        One (1)           Set of Molds for 6 Count C-Pet Muffin
                          12H/12 Cold, 12 Up Trim Die.
        One (1)           8 x 8 Lid Mold for 8 x 8 Pan & 4 Count
                          Muffin Pan.
        One (1)           8 x 8 C-pet Pan. 16/H/16C Must be
                .         Insertable for both 8 x 8 & 4ct Muffin Pan.
        One (1)           4 Up Dome Tooling Pkg for 1115-6
        Three (3)         Sets of Inserts with Plug Assists 1115-35
        One (1)           4 x 8 C-Pet Loaf Pan 15H/15C & Trim Tool
        One (1)           18 Up Lid and Trim Tool
        One (l)           8 Up Mold w/o Die/4590-175 Clamshell
                          Press Box and 8 Up Mold Use Existing
                          Trim Tool.
        One (1)           14 Cavity Berry Clamshell - Slot Venting
                          3737-1PT

     All Equipment above complete with any and all attachments, accessions, additions, replacements, improvements, modifications and substitutions thereto and therefor and all proceeds, including insurance proceeds, thereof and therefrom.


WENTWORTH CAPITAL CORPORATION
        (Lender)

BY: Margaret (illegible)
TITLE: Vice President


ULTRA PAC, INC.
  (Borrower)

BY: Brad C. Yopp
TITLE: CFO